UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2018

CDTi ADVANCED MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1700 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03                                           Amendment to Articles of Incorporation or By-laws; Change in Fiscal Year.

On September 21, 2018, CDTi Advanced Materials, Inc. filed a Certificate of Amendment (the “Certificate of Amendment”) to its Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect a one-for-five reverse stock split of the Company’s common stock, par value $0.01 per share (the “Reverse Stock Split”). The amendment became effective as of 5:00 p.m. Eastern Time on September 21, 2018.

As previously described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 9, 2018, the Company held its Annual Meeting of Stockholders on August 24, 2018, at which meeting the stockholders approved the amendment of the Company’s Restated Certificate of Incorporation to effect the Reverse Stock Split.

As a result of the Reverse Stock Split, every five (5) shares of the Company’s issued and outstanding common stock were combined and reclassified into one (1) share of the Company’s common stock, which began trading on a split-adjusted basis on the NASDAQ Capital Market on September 24, 2018 with a new CUSIP number of 12514V204. The Reverse Stock Split did not change the par value of the Company’s common stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

The Company’s transfer agent, American Stock Transfer & Trust Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of pre-split certificates for common stock.

On September 21, 2018, the Company also issued a press release with respect to the Reverse Stock Split described herein.

The Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of CDTi Advanced Materials, Inc.

99.1	Press release dated September 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2018	CDTi ADVANCED MATERIALS, INC.

	By:	/s/ Tracy Kern
Tracy Kern
Chief Financial Officer